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                                                                   EXHIBIT 10.17
                       NONQUALIFIED STOCK OPTION AGREEMENT


           THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement) is made and entered into as of this 13th day of April, 1999, by and between NETSOLVE(SM) INCORPORATED, a Delaware corporation (the "Company"), and
______________________, a director of the Company ("Optionee")

           WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, $.01 par value per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Company's Long-Term Incentive Compensation Plan, as amended (the "Plan");

           NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

           1. Grant of Option. The Company hereby grants to Optionee, pursuant
              ---------------
to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of 15,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

           2. Option Price. The Option Price of each share of Common Stock
              ------------
subject to this Option shall be $9.00 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash, cashier's check or by delivery of previously owned shares of Common Stock (not subject to any security interest or pledge) or partly in cash or such check and partly in such stock. No shares may be issued until full payment of the Option Price therefor has been made.

           3. Term of Option. The term of the Option shall be for a period of
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ten (10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

           4. Exercise of the Option. This Option shall be exercisable in full
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or in part at any time, and from time to time, during the term hereof. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or
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purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of all conditions not acceptable to the Company.

           5. Notice of Election. Subject to the terms and conditions hereof,
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Optionee may exercise this Option by delivering written notice to the President or the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Committee of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

           6. Non-Transferability. During the lifetime of Optionee, this Option
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shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

           7. Termination of Directorship. In the event that Optionee shall, at
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any time hereafter, cease to be a director of the Company for any reason other than Optionee's death, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the earlier of the date of its expiration or:
(i) thirty (30) days after the date of such termination in the case of termination for any reason other than retirement, permanent disability or death; or (ii) three (3) months after the date of such termination, in the case of termination by reason of retirement or permanent disability.

           8. Death of Optionee. If Optionee dies prior to the termination of
              -----------------
Optionee's right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

           9. Adjustments. The number of shares of Common Stock covered by this
              -----------
Option and the Option Price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the

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Company. Decisions by the Committee as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

           10. No Other Rights or Obligations. Optionee shall have no rights by
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reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one (1) or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any right to continue to serve on the board of directors of the Company for any period or any additional rights other than as expressly provided for herein.

           11. Subject to Plan. This Option is subject to all of the terms and
               ---------------
conditions of the Plan (as it may be amended from time to time). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative. Unless otherwise defined herein, each of the capitalized terms used herein shall have the meaning given to such term in the Plan.

           12. Nonqualified Stock Option. This Option is not intended to qualify
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as an "incentive stock option" under the relevant provision of the Code, and shall, therefore, not be construed as an incentive stock option. Nothing in this Agreement nor in the Plan shall be deemed to be or interpreted as a representation, guarantee or other undertaking on the part of the Company as to the character of the Option for tax purposes. Optionee understands that he/she should consent with his or her own tax and/or financial advisor with respect to the effect of this Option.

           13. Amendment. The Company shall have the right, without the consent
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or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof; provided, however, that no such action may be taken by the Company, not expressly provided for herein or in the Plan, in derogation of the vested rights of the Optionee, without the consent or approval of the Optionee. Any such action by the Committee shall be final and binding on Optionee.

           14. Shareholder's Agreement. The exercise of this Option is expressly
               -----------------------
conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and Optionee's heirs, successors and assigns shall be determined by such agreement and Optionee and Optionee's heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be "fully vested stock options" and shall be subject to the repurchase rights as provided in such Shareholder's Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Nonqualified Stock
Option Agreement as of the date first above written.

                                 NETSOLVE(SM) INCORPORATED


                                 By:
                                    -------------------------------------------
                                      Kenneth C. Kieley, Vice President-Finance,
                                      Chief Financial Officer and Secretary



                                 OPTIONEE:


                                 ----------------------------------------------

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Executed by each of the following directors:

Joel P. Adams
J. Michael Gullard
C. Richard Kramlich
John S. McCarthy
H. Leland Murphy
Suzanne C. Narducci
Howard D. Wolfe, Jr.

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